                                                                  EXHIBIT 10.4

                            MASTER EQUIPMENT LEASE

THIS LEASE, made this 10th day of June 1997 between BOSTON FINANCIAL & EQUITY CORPORATION (herein called "Lessor"), a Massachusetts corporation with its principal place of business at 20 Overland St., Boston, Massachusetts, and TOMAHAWK II, INC. (herein called "Lessee"), an Illinois corporation, with its principal place of business at 8315 Century Park Court, Suite 200, San Diego, CA 92123.

                                  WITNESSETH

In consideration of the premises, the parties covenant and agree as follows:

1.   Definitions.  As herein used:

     1.1 "Equipment" means the equipment manufactured or sold by the Manufacturers or Distributors described in the Schedule of Leased Equipment ("Schedule") annexed hereto and made a part hereof, together with any replacements or substitution of parts, improvements or additions thereto, and such other equipment which, by agreement, may from time to time be hereafter described on any supplemental schedule of leased equipment ("Schedule") which may be annexed hereto and made a part hereof (the equipment on all such schedules being collectively herein referred to as "Equipment"). The term "Equipment" also includes all software and other intellectual property described on the Schedule as well as operating software and application software used or usable in connection with any item set forth on any Schedule whether or not such software or other intellectual property is specifically identified on the Schedule, and also includes all tangible representations of all such software.

     1.2 "Commencement Date" means the first day of the calendar quarter following the delivery of all the Equipment.

     1.3 "Monthly Rent" means the amount of rent payable by Lessee each month pursuant to Paragraph 3 of the Schedule as well as all maintenance charges payable, if any, if, according to the Schedule, Lessor is furnishing maintenance as indicated on the Schedule.

     1.4 "Net Proceeds of Sale" means the net amount received by Lessor after deducting from the gross proceeds of sale of the Equipment or in the event of a subsequent lease by the Lessor, the net present value of rent due under such subsequent lease, all expenses incurred in the termination of this lease and any amounts for which, if not paid, Lessor would be liable or which, if not paid, would constitute a lien on the Equipment.

     1.5 "Lessor's Depreciated Book Value" means the original cost of the equipment less the straight line depreciation for five year property, all as reflected on Lessor's books of account.

     1.6 "Lease Term" means the period specified in Section 2 of the applicable Schedule thereof.

     1.7 "Addendum" means any amendment to this Master Equipment Lease which is specifically identified as such, and when so identified shall be a part hereof.

2. Lessor does hereby lease to the Lessee, and Lessee hereby leases and hires from the Lessor the Equipment subject to the terms, provisions, conditions and agreements in this lease set forth.

3. Delivery. Lessee hereby acknowledges: (a) the Equipment is of the manufacture, design and capacity selected by Lessee; (b) the Equipment is suitable for Lessee's purposes, and (c) Lessor has made no representation or warranty, expressed or implied, with respect to the Equipment or any of the foregoing matters. Lessor will assign or otherwise make available to Lessee all of Lessor's rights (if any and if assignable) under the manufacturer's warranty on the Equipment and maintenance agreement relating thereto, all costs and charges thereof and therefore to be borne by Lessee.

     At the termination of the applicable Schedule, Lessee shall, at its expense, return the Equipment subject thereto to Lessor at the location designated by Lessor within the continental United States by surface transportation, only if not shipped directly to a successor Lessee. The Equipment returned to Lessor shall, at the time it is disconnected from its then location in Lessee's premises, be in the same condition and working order as when delivered to Lessee, reasonable wear and tear and casualty loss excepted, and shall be at the then current engineering change level recommended by the Equipment Manufacturer (if required in the Schedule).

4. In addition to the Monthly Rent, Lessee shall pay, promptly when due, all costs, expenses, fees, charges and taxes incurred in connection with the use and operation of the Equipment. Such items shall include, but not be limited to:

     4.1.1  all costs of operating the Equipment.

     4.1.2 all federal, state, county, municipal or other taxes whatsoever, without proration, and any penalties and interest thereon ("Taxes") (including any Taxes with an assessment date which occurred during the Lease Term or any extension thereof). If the payment due date or reimbursement date for a Tax should occur after the expiration or termination of the Lease Term or any extension thereof, Lessee's liability for such Tax shall survive such expiration or termination.

     4.1.3 all shipping, installation, and transportation charges from the manufacturer or vendor to the installation site.

     4.1.4 all de-installation, shipping and transportation charges from the installation site to a location designated by the Lessor at the conclusion of the Lease or any extension thereof.

     4.2 If Lessee should fail to pay any of the costs, expenses, fees, charges and taxes (including attorney's fees) for which Lessee is liable hereunder, Lessor may, but shall not be required to, pay the same for the account of Lessee. Lessee shall reimburse, upon demand, for the full amount of any such costs, expenses, fees, charges and taxes paid by Lessor.

     4.3 If, at the termination of the applicable Schedule, Lessee fails to return to Lessor the Equipment subject thereto in accordance with the provisions of the second paragraph of Section 3, Lessee shall, until such Equipment is so returned: pay to Lessor on account of damages a monthly amount equal to the amount shown in
            Section 5 of such Schedule, and perform or observe all other of its agreements and covenants under this Lease; but such payment, performance, and observance shall not limit or impair Lessor's right to recover the Equipment or any other of Lessor's rights under this Lease, nor shall it represent an extension of the term provided in the applicable schedule, nor shall it represent a consent by the Lessor to such failure by Lessee to return, and, in all events notwithstanding such payment, performance and observance, Lessee's obligation so to return shall remain in full force and effect.

5. Use of Equipment. Lessee shall use the Equipment only for lawful purposes in the regular course of its business or the business of any subsidiary or affiliate of Lessee within the United States or its possessions. Lessee shall, concurrently with the execution of this Lease, notify Lessor in writing where all Equipment is principally located, and upon any change in such principal location of any Equipment, notify Lessor in writing within ten (10) days thereafter of the new principal location of such Equipment. Lessee shall use every reasonable precaution to prevent loss or damage to Equipment from fire and other hazards. Lessee's servants and agents shall cooperate fully with Lessor in the investigation of any claims and suits relating to the Equipment. Lessee shall keep the Equipment free from all liens and encumbrances. This Lease and the interest of Lessee hereunder shall not be assigned, alienated, pledged or hypothecated voluntarily by Lessee or by operation of law, nor shall Lessee permit the Equipment to come into the possession of any third person except a subsidiary or affiliate of Lessee, provided, however, that Lessee shall remain obligated to Lessor hereunder with respect to any such Equipment.

6. Lessee will enter into a Master Maintenance Agreement with Lessor. Except to the extent of the Lessor's obligation to provide maintenance (as provided in the aforesaid Master Maintenance Agreement) Lessee shall, at its own expense, keep the Equipment in first-class condition and repair and in good and efficient working order (including the replacement or substitution of parts, improvements or additions to the Equipment). Lessee shall not, without Lessor's prior written consent, make any substitution of any part(s) of the Equipment, whether or not such part(s) are specifically identified by manufacturer or serial number. Without the prior written consent of Lessor, Lessee will not, through the installation of accessory devices or any other method, impair the originally intended function of any Equipment. Any replacement or substitution of parts, improvements or additions to the Equipment made by Lessee shall become and remain the property of the Lessor.

7. Insurance. Lessee shall, at its expense, procure and maintain, at all times, in a responsible insurance company acceptable to Lessor, insurance in an amount not less than the estimated market value of all of the Equipment protecting Lessor and Lessee, as their interest may appear, against loss and/or damage to the Equipment arising out of any risk covered by fire and extended coverage and by employee theft and dishonesty. All such insurance shall cover the period from delivery of the Equipment to Lessee to the date of termination of the Lease with respect thereto, and shall provide for ten (10) days prior written notice to Lessor of any cancellation or reduction in coverage. Lessee shall deliver to Lessor within ten (10) days after the Commencement
     Date, the insurance policy, and a Certificate of Insurance satisfactory to Lessor. Lessor shall have no duty to examine such policies or certificates, or to advise Lessee of any noncompliance of such insurance with this Lease. If Lessee fails to provide the aforesaid insurance, Lessor may, at its own option, provide such insurance and add the amount of the premiums to the next rental installment together with interest thereon at the rate of Twenty Four Per Cent (24%) per annum, or the rate permitted by law (whichever is less), from the date of payment thereon until paid in full. The proceeds of such insurance whether resulting from loss, damage, return premium or otherwise, shall be payable to Lessor and Lessee, as the interests may appear. If Lessee should be in default under Section 10 hereof, Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of and execute or endorse all documents, checks or drafts for loss, damage, return premium otherwise under any insurance policy issued on Equipment.

8. Indemnity. Lessee shall indemnify and hold Lessor harmless against any and all claims, demands, liabilities, losses, damages and injuries of whatsoever kind and nature, direct or consequential, and all fees, costs and expenses relating to or in any way arising out of the possession, maintenance, use, operation, control, loss, damage, destruction, return, surrender, sale or other disposition of the Equipment. The foregoing indemnity shall not be affected by any termination of the Lease.

9. Termination of Lease Equipment Through Loss or Destruction. Lessee shall bear all risks of loss, damage, or destruction of the Equipment during the Lease Term in the event the Equipment is damaged beyond repair, the Lessee shall be liable to the Lessor for an amount equal to the cost of purchasing similar Equipment less the amount of any insurance or other recoveries received by the Lessor in connection therewith.

10. Events of Default. The following events of default by Lessee shall give rise to rights on the part of Lessor described in Section 11:

     10.1 (a) Default in the payment of Monthly Rent hereunder, and such default not having been remedied in three (3) days from due date.
            (b) Default
            in the payment or performance of any other liability, obligation or covenant of Lessee under this Lease and the continuance of such default for fifteen (15) days after written notice thereof to Lessee sent by certified mail or via fax; or

     10.2 Breach of any representation or warranty, or default in the performance of any agreement, of Lessee contained in this Lease; or

     10.3 The Making of a general assignment for the benefit of creditors by Lessee, the suspension of business or the commission by Lessee of any act amounting to a business failure, any change in, or termination of, Lessee's corporate existence (except a merger, consolidation or reorganization in which the obligations of Lessee are assumed by the surviving corporation), or the levy of an attachment or filing of a tax lien (other than a Federal tax lien) against Lessee affecting Equipment, and the failure of Lessee to cause such attachment or tax lien to be discharged within thirty
            (30) days thereafter, or the filing of a Federal Tax lien against Lessee, the Equipment or any of Lessee's property; or

     10.4 The institution of bankruptcy, reorganization, liquidation or receivership proceedings by or against Lessee and, if instituted against Lessee, its consent thereto or the failure to cause such proceedings to be discharged within thirty (30) days thereafter.

11. Rights of Lessor Upon Default of Lessee. Upon occurrence of any of the Events of Default described in Section 10, Lessor may, at its discretion, do one or more of the following:

     11.1 Terminate this Lease upon five (5) days' written notice to Lessee sent by certified mail or via fax;

     11.2 Whether or not this Lease be terminated, take immediate possession of any or all of the Equipment, including substituted parts, accessories or equipment, wherever situated, and for such purpose, enter upon any premises without liability for so doing. Lessor shall hold the Equipment so repossessed free and clear of this Lease and of any of the rights of Lessee hereunder;

     11.3   Whether or not any action has been taken under Section 11.1 or
            11.2 above, sell, dispose of, hold, use or lease any Equipment as Lessor at its sole discretion, may decide, without any duty to account to Lessee with respect to such action or any proceeds thereof, and free of any interest of Lessee therein.

     If, after default, Lessee should deliver the Equipment to Lessor, or if Lessor should repossess the Equipment or if Lessor should terminate this Lease, and in addition to all rights of Lessor set forth above, Lessee shall be liable for, and Lessor may recover from Lessee, as liquidated damages for the breach of this Lease: (i) all unpaid rent to the date of such delivery, repossession or termination, (ii) all rent due to Lessor between the date of such delivery, repossession or termination and the end of the present Lease Term, (iii) in the event of a sale pursuant to
     Section 11.3, the amount of any deficiency existing between the Net Proceeds of Sale of the Equipment and the Lessor's Depreciated Book Value of the Equipment at the time of such repossession, (iv) all such sums payable by Lessee pursuant to the provisions hereof, (v) all other losses and damages sustained by reason of the default, and (vi) all costs and expenses, including but not limited to costs associated with repossession, deinstallation, transportation charges and necessary repair expenses, incurred by Lessor by reason of the default. If, for any reason, Lessor should be unable to effect repossession of the Equipment, Lessor may recover, as liquidated damages, the amounts aforesaid, except that instead of item (iii), Lessee shall be liable to Lessor in an amount equal to the replacement cost of the Equipment as determined by the Lessor.

12. In addition to all other sums payable by Lessee hereunder, Lessee shall pay to Lessor all expenses incurred by Lessor, including, without limitation, reasonable attorneys' fees and court expenses of enforcing any rights of Lessor hereunder, whether against Lessee or any other party primarily or secondarily liable with respect to the Lessee's obligations or against the Equipment.

13. Equipment to Be and Remain Personal Property. It is the intention and understanding of both Lessor and Lessee that all Equipment shall be and at all times remain personal property.

14. Rentals to be Paid Directly to Lessor. Lessee shall make payment of all rent and other payments due hereunder directly to Lessor at the following mailing address: BOSTON FINANCIAL & EQUITY CORPORATION, Post Office Box 15071, Boston, Massachusetts 02215, or to such other address as Lessor shall instruct.

15.  Miscellaneous

     15.1   Time is of the essence hereof.

     15.2 This agreement is and is intended to be a True Lease. Lessee does not acquire hereby any right, title or interest in or to the Equipment, except the right to use the same under the terms hereof. Lessor and Lessee agree that for tax purposes this lease will be treated as a finance lease by the Lessee.

     15.3 The relationship between Lessor and Lessee shall always and only be that of Lessor and Lessee. Lessee shall never at any time during the term of this Lease for any purpose whatsoever be or become the agent of the Lessor, and Lessor shall not be responsible for the acts or omissions of Lessee, or its agents.

     15.4 Lessor shall have the right to inspect any Equipment at any reasonable time; provided however, that such right shall be limited to the extent required by any applicable United States Government security regulations.

     15.5 Should the Lessee not pay the monthly rental payment when due and owing under the provisions of this Lease, the Lessee agrees to pay to the Lessor five per cent (5%) of the monthly payment as a delinquency charge, or the maximum permitted by law, (whichever is less).

     15.6 Lessor's rights and remedies with respect to any of the terms and conditions of this Lease shall be cumulative and not exclusive, and shall be in addition to all other rights and remedies in its favor.

     15.7 No party hereto shall, by act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, or under any other instrument executed in connection herewith, unless such waiver is in writing. A waiver on any one occasion shall not be construed as a waiver on any future occasion.

     15.8 The invalidity of any portion of this Lease shall not affect the force and effect of the remaining valid portions thereof.

     15.9 All notices shall be binding upon the parties hereto if sent to the address set forth herein (unless a subsequent address has been furnished) by certified mail, by one party to the other.

     15.10  Lessee will provide Lessor with copies of Annual Financial
            Reports prepared by Lessee's independent accounting firm within fourteen (14) days of the issuance of said Report. In addition, Lessee will provide Lessor with copies of interim, year-to-date or monthly financial reports which reports shall be prepared at least every three (3) months. Lessee will make every effort to prepare and deliver to Lessor all financial reports in a timely fashion upon request by the Lessor. Lessee also agrees to make available financial books and records for review by Lessor during regular business hours, as well as other contracts, agreements, or materials the Lessor may deem appropriate.

     15.11 No representations, warranties, promises, guaranties or agreements, oral or written, expressed or implied, have been made by either party hereto with respect to this Lease or the Equipment, except as expressly provided herein.

     15.12 This Lease shall be construed in accordance with the laws of the Commonwealth of Massachusetts without regard to the choice of law rules thereof. Lessee hereby irrevocably submits to the jurisdiction of the courts of said Commonwealth or any federal court sitting within said Commonwealth, over any suit, action, or proceeding arising out of or relating to this Lease or the Equipment and agrees that any suit, action, or proceeding brought by the Lessee against or involving the Lessor shall be brought only in said courts. Lessee further consents to process being served in the manner described for notices under Section 15.9 above.

            This Lease constitutes the entire agreement between the parties hereto with respect to the leasing of the Equipment. Any change or modification of this Lease must be in writing and signed by the parties hereto.

     15.13 Lessor and Lessee, each having had opportunity of review by counsel, each irrevocably waive all right to trial by jury in any proceeding hereinafter instituted by or against either of them in respect of this Lease or arising out of any document executed in connection herewith or in connection with the Equipment.

16. Lessor may assign its rights under this Lease and if (1) Lessor does assign this Lease, the assignee shall be entitled, upon notifying the Lessee, to performance of all of Lessee's obligations and agreements under this Lease and to all of the rights and remedies of the Lessor, and (2) Lessee will assert no claim or defenses it may have against the Lessor against the assignee.

17. Lease is conditional upon approval of Lessor, and is neither consummated nor binding on Lessor until accepted by an authorized officer of Lessor. Such acceptance will be rendered only after submission of all necessary information to the Lessor and an evaluation by the Lessor of the acceptability of the Lessee for the Equipment Lease herein described. Signature of this Lease by the Lessor shall constitute acceptance and all aforementioned terms and conditions shall be effective upon endorsement by the Lessor.

18. Supplemental Equipment Schedules may from time to time be included under this Master Equipment Lease. The addition of supplemental Schedules is conditional upon approval by Lessor and is neither consummated nor binding on Lessor until accepted by an authorized officer of Lessor. Such acceptance will be rendered only after submission of all necessary information to the Lessor and an evaluation by the Lessor.

19. The terms and conditions of the Master Equipment Lease and any other documents associated herewith are confidential and proprietary. Lessee agrees not to disclose the same to any other party without prior written consent of Lessor.

IN WITNESS WHEREOF, Lessor and Lessee have duly executed this Lease as of the day and year first above written.

LESSEE:  TOMAHAWK II, INC.
       ------------------------
Signature:  Michael H. Lorber
           --------------------
Name:      Michael H. Lorber
     --------------------------
Title:     VP-Finance and CFO
      -------------------------
Date:         6/16/97
     --------------------------
ATTEST:   Steven M. Caira
       ------------------------

LESSOR: BOSTON FINANCIAL & EQUITY CORPORATION

Signature:   Adolf F. Monosson
          ---------------------
Name:      Adolf F. Monosson
     --------------------------
Title:      President
      -------------------------
Date:         July 7, 1997
     --------------------------
ATTEST:      [ILLEGIBLE]
       ------------------------





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                                    EXHIBIT A

                           MASTER MAINTENANCE AGREEMENT

BOSTON FINANCIAL & EQUITY CORPORATION
20 Overland Street
Boston, Massachusetts 02215

Contract #  1286
           -------------------------------------------------------------------

Lessee ("Customer"):

                                 TOMAHAWK II, INC.
------------------------------------------------------------------------------

Michael Lorber
------------------------------------------------------------------------------
Contact


------------------------------------------------------------------------------
Telephone

           619-874-7692 X101
------------------------------------------------------------------------------


TERM OF AGREEMENT: Subject to the Terms and Conditions below, Boston Financial & Equity Corporation (hereinafter referred to as BFEC) agrees to maintain equipment it accepts for coverage, for a period of three (3) years from the Commencement Date or during any subsequent renewal period as indicated in Section 1 below.

1.  TERM/CANCELLATION

    (a) Maintenance coverage begins as of the Commencement Date shown on the written acceptance from BFEC and shall remain in effect for an Initial Term of 36 months. After the Initial Term, coverage shall continue in effect until termination, discontinuance or cancellation of all Service pursuant to the provisions herein.

    (b) Upon ninety days prior written notice, Customer may terminate coverage in its entirety at the end of the Initial Term.

    (c) Without prejudice to any other rights or remedies, BFEC may elect to cancel coverage and with or without cancellation repossess any BFEC property furnished hereunder pursuant to Section 10 of the Master Equipment Lease.

2.  PRODUCT SERVICE

    (a) BFEC shall provide Service (as defined in this section) to restore the Equipment to good working order. Payment of the Unit Base Service Charges shall entitle the Customer to such Service, which will be performed during the Principal Period of Maintenance (PPM). The PPM consists of the hours of 8:30 a.m. to 5 p.m., five days per week, Monday through Friday, excluding holidays.

    (b) "Service" shall be deemed to include field repairs, equipment replacement, or any other means that, in the opinion and discretion of BFEC, produces prompt response to a Customer's equipment failure.

    (c) The Customer is responsible for the use, care and cleaning of the Equipment in accordance with equipment manufacturers' instructions. When the need arises for Service, the customer shall notify BFEC and allow BFEC full and free access to the equipment if necessary.

    (d) Service will include inspection, adjustment and replacement of parts as deemed necessary by BFEC. Parts, which will be either new or reconditioned to perform as new, will be furnished on an exchange basis and the exchanged parts will become the property of BFEC. The replacement of parts, such as cathode ray tubes (CRT's) is limited to failure of the parts; but BFEC shall not replace parts due to occurrences such as burnt phosphor of the CRT screen.

    (e) If the Commencement Date for an item is later than the Contract Date, BFEC may require an inspection of the Equipment prior to the Commencement Date. Where such inspection reveals failure of or damage to the Equipment, the failure and/or damage shall be repaired at Customer expense prior to the assumption of normal Service on that Equipment by BFEC.

    (f) BFEC shall not be obligated to provide Service to Equipment at any location other than the Equipment location originally submitted by the customer. If the Customer wishes to relocate Equipment, it shall give timely prior notice to BFEC pursuant to the terms of the Master Equipment Lease and relocation and the resumption of Service, if any, of such Equipment shall be subject to agreement between authorized representatives of the parties.

    (g) IT IS EXPRESSLY UNDERSTOOD BY THE CUSTOMER THAT BFEC WILL NOT BE LIABLE FOR ANY CHARGES INCURRED BY THE CUSTOMER UNLESS THESE CHARGES HAVE BEEN PRE-AUTHORIZED IN WRITING BY BFEC.

3.  CHARGES

    (a)  The Customer is liable for charges starting on the Commencement Date.

    (b)  The Charges do not include: (1) accessories and consumable supplies;
         (2) repair of damage, replacement parts or increased service time due to any cause external to the Equipment, including, but not limited to, electrical work, unsuitable environment, neglect, improper use or misuse; (3) repainting or refinishing; (4) installation, deinstallation or moving of equipment; (5) furnishing or installing cables; (6) alterations to the Equipment made after the Service Start Date; or (7) any service required by changes in or to the Equipment or their connectivity to other machines or devices.

    (c) Additional charges covering travel and related expenses in accordance with BFEC policies shall apply when the Equipment Location address is located outside the perimeter of BFEC's then normal service area.

    (d) Maintenance charges assume normal equipment usage of not more than sixty (60) hours per week. BFEC has the right to adjust charges in the event usage exceeds this amount.

4.  USE OF COMPUTER, SOFTWARE, AND DOCUMENTATION

    (a) When BFEC performs Services which require the use of the computer, software or documentation, the Customer shall make it available at reasonable times and for reasonable time increments, and will not charge BFEC for such use.

    (b) The Customer represents and warrants that it has the legal right and authority to permit BFEC to use without restriction, all maintenance documentation and/or diagnostics supplied to BFEC by the Customer.

5.  ALTERATIONS AND ATTACHMENTS

    BFEC reserves the right to cancel Services or to adjust the specified charges, if any new equipment specifications, attachments, features or changes are made or added to the Equipment after the Commencement Date.

6.  ADDITION/DELETION OF ITEMS

    Equipment may be added subject to this Agreement at any time. Such Equipment will be added by means of an amendment executed by duly authorized representatives of the parties and such amendment shall include Equipment location address, model numbers, serial numbers, and billing instructions.

7.  LIMITATIONS OF LIABILITY AND REMEDY

    (a) BFEC's OBLIGATIONS UNDER THIS AGREEMENT ARE IN LIEU OF ALL WARRANTIES, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE. BFEC DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE FOR THE SERVICES RENDERED HEREUNDER.

    (b) If BFEC fails after repeated attempts to perform any of its obligations set forth in this Agreement, BFEC's entire liability and the Customer's sole and exclusive remedy for claims related to or arising out of this Agreement for any cause and regardless of the form of action, whether in contract or in tort, including negligence and strict liability, shall be the Customer's actual, direct damages such as would be provable in a court of law, but not to exceed the charges paid to BFEC for the specific item that caused the damages.

    (c) IN NO EVENT SHALL BFEC BE LIABLE FOR: (1) ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF USE, REVENUE OR PROFIT, EVEN IF BFEC HAS BEEN ADVISED, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES; OR (2) DAMAGES CAUSED BY THE CUSTOMER'S FAILURE TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT; OR (3) CLAIMS, DEMANDS OR ACTIONS AGAINST THE CUSTOMER BY ANY OTHER PARTY.

    (d) BFEC shall not be responsible for technical services of any sort related to system design or operation, programming or software. Services provided under this Agreement do not assure uninterrupted operation of the equipment.

    (e) It is the responsibility of the Customer to ensure that all of its files are adequately duplicated and documented. BFEC will not be responsible for Customer's failure to do so, nor for the cost of reconstructing data stored on disk files, tapes, memories, etc. lost during the course of performance of Service.

8. GENERAL PROVISIONS

    (a) The Customer represents that it is the owner or lessee of the Equipment subject to this Agreement.

    (b) All property of BFEC except for the replacement parts incorporated into the Equipment or purchased by the Customer or consumed in Service, shall be returned to BFEC upon termination of coverage for the Equipment.

    (c) BFEC is not responsible for failure to fulfill its obligations hereunder due to labor disputes, shortages of parts or materials or any other causes similar or dissimilar, beyond its reasonable control.

    (d) The Customer shall not assign or transfer its rights or obligations under this Agreement, except with BFEC's written consent and any prohibited assignment or transfer shall be void. BFEC shall have the right to sub-contract and/or assign any or all of its rights and obligations under this Agreement.

    (e) This Agreement shall be interpreted in accordance with laws, but not the rules relating to the choice of law, of the Commonwealth of Massachusetts.

    (f) This Agreement and the Master Equipment Lease together constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous proposals, both oral and written, negotiations, representations, commitments, writings, agreements, and all other communications between the parties. The terms of this Agreement shall prevail notwithstanding any variance with the terms and conditions of any order submitted by the Customer.

    (g) This Agreement may not be changed, released or discharged except by a subsequent written agreement entered into by duly authorized representatives of the parties.

    (h) No action, regardless of form, related to or arising out of this Agreement may be brought by either party more than two years after the cause of action has accrued.

YOU ACKNOWLEDGE THAT YOU HAVE READ THIS AGREEMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS, FURTHER, YOU AGREE THAT IT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN YOU AND BFEC WHICH SUPERSEDES ALL PROPOSALS OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN YOU AND BFEC RELATING TO THE SUBJECT MATTER.

ACCEPTED AND AGREED TO BY:
TOMAHAWK II, INC.
--------------------
Company
Michael H. Lorber
--------------------
Signature
Michael H. Lorber
--------------------
Name
VP-Finance & CFO
--------------------
Title
  6/16/97
--------------------
Date

ACCEPTED BY:
BOSTON FINANCIAL & EQUITY CORPORATION

 Adolf F. Monosson
--------------------
Signature
 Adolf F. Monosson
--------------------
Name
   President
--------------------
Title
     July 7, 1997
--------------------
Date

                                  Exhibit B

                            LEASE SCHEDULE NO. 01

    to Master Equipment Lease between BOSTON FINANCIAL & EQUITY CORPORATION, Lessor, and TOMAHAWK II, INC., Lessee (Lease No. 1286) dated as of June 17, 1997.

1. Description of Equipment:

DELTA TECHNOLOGY
HARDWARE:

Qty           Description
---           -----------
(7)           IBM 7043-43P 166MHz RISC System/6000
              -    1MB L2 cache
              -    128MB RAM
              -    2.1GB Hard Drive
              -    Internal CD ROM
              -    20" Color Monitor
              -    GXT800P 24 Bit Color with Z-Buffer 1280 x 1024 graphics
              -    Keyboard
              -    3 Button Mouse
              -    3.5" Disk Drive
              -    2003 Spaceball

              Includes 3 yr. Maintenance on Hardware

SOFTWARE:

Qty           Description
---           -----------
(7)           CATIA 5626-ADD Advanced Part Design & Detailing Config.
              -    Object Manager
              -    Library
              -    Dynamic Sketcher
              -    3D Wireframe
              -    3D Parametric Variational Modeler
              -    Exact Solids
              -    Feature-Based Design
              -    Drafting Product
              -    Draw-space(2D/3D) integration Product
              -    2D Wireframe & Annotation
              -    Surface Design
              -    Advanced Surface Design
(6)           CATIA 5626-NCB Mfg. Interface Product
(4)           CATIA 5626-NC5 Multi Axis Milling product

(7)           5765-393 AIX V4.1.5 Operating System
(7)           5696-907 PEX and PHIGS
(7)           5696-939 Open GL

              Includes 1 Yr Maintenance on Software

2. Lease Term. This Lease Schedule shall be effective as of the date hereof, and unless terminated as provided herein, shall continue in full force and effect for a period of thirty-six (36) months from Commencement Date.

3. Payment of Rent. Lessee shall pay to Lessor as Monthly Rent for the above Equipment the sum of Twenty-Seven Thousand Seven Hundred Fifty-Eight Dollars ($27,758) each month for the first twelve (12) months; Seven Thousand Eight Hundred Eighty-Nine Dollars ($7,889) each month for the subsequent twelve (12) months; and Six Thousand Two Hundred Sixty-Nine Dollars ($6,269) each month for the final twelve (12) months. Payment will be made in advance on or before the first day of each month of Lease Term, or any extensions thereof. Rental payments for Months One (1) and Thirty-Six (36) are due upon signing of this agreement with the Rental payment for the first month being applied to the month beginning with the Commencement Date.

If delivery of the Equipment takes place on other than the first day of a month, the rent for such partial first month shall be the amount obtained by multiplying the following: Fraction of Monthly Rent as set forth above times the number of days remaining in such partial first month: provided, however, that if less than all of the Equipment is delivered prior to the Commencement Date then Lessee shall pay rent to the Lessor for the period between such date of delivery and Commencement Date, which rent for each full month of such period shall be determined by multiplying by a fraction whose numerator shall be the cost of the Equipment so delivered and whose denominator shall be the total cost of all of the Equipment.

3a. Maintenance of the Equipment is being furnished by the Lessor pursuant to a Master Maintenance Agreement dated June 17, 1997 with the Lessee. Any charges with respect to such maintenance are included in the stated rent. Lessor, however, may, on thirty (30) days prior written notice, increase the charges for maintenance and thereupon the rent to be paid with respect to the Equipment shall be increased by the amount of such increase in the maintenance charges.

4. Extension of Lease. Lessee shall have the option to extend this Lease Schedule at the end of the present term for a twenty-four (24) month period at a monthly rental charge of Two Thousand Five Hundred Ninety Dollars ($2,590) each month, plus the then current monthly maintenance charges, and a subsequent option to extend this Lease Schedule for sixty (60) months at a monthly rental charge of One Thousand Three Hundred Sixty-Eight Dollars ($1,368) each month, plus the then current monthly maintenance charges.

4a. Security Deposit. In addition to all other payments required of Lessee hereunder, upon execution of this Lease Schedule, Lessee will pay to Lessor the sum of Fifty-Six Thousand Four Hundred Eighty-Seven Dollars ($56,487) as a Security Deposit. Such deposit may be applied by Lessor in whole or partial satisfaction of any liability of Lessee hereunder which is not paid when due. Lessor agrees to return $34,403 of the Security Deposit at month thirteen (13) and $22,084 of the Security Deposit at the completion of Month Thirty-Six (36) provided that none of the Events of Default have occurred (whether or not the same is continuing).

5. Should Lessee wish to exercise the extension option under Section 4, Lessor must be notified in writing by Lessee, via certified mail, of Lessee's intention to exercise this option. Said notification must be received at least ninety (90) days prior to termination of this Lease Schedule. Should said notice not be delivered to Lessor, Lessee shall forfeit the option contained in Section 4 and all Equipment shall be delivered to the Lessor at the conclusion of the Lease Term. Should Lessee forfeit the option contained in
Section 4 and all Equipment is not received by the Lessor at the conclusion of the Lease Term, Lessee shall, until such Equipment is so returned, pay to Lessor on account of damages a monthly amount equal to Six Thousand Two Hundred Sixty-Nine Dollars ($6,269), plus the then current monthly maintenance charges.

6. Termination of Lease. Should Lessee not wish to exercise the extension option under Section 4, Lessor must be notified in writing, via certified mail, of Lessee's intention to terminate this Lease Schedule. Said notification must be received at least ninety (90) days prior to the end of the term of this Lease Schedule. All Equipment shall be delivered to Lessor at the conclusion of the Lease Term pursuant to Section 3 of the Master Equipment Lease. Should said notice not be delivered to Lessor and all Equipment is not received at the conclusion of the Lease Term, Lessee shall, until such Equipment is so returned, pay to Lessor on account of damages a monthly amount equal to Six Thousand Two Hundred Sixty-Nine Dollars ($6,269), plus the then current monthly maintenance charges.

7.  Equipment Location (complete address):

    TOMAHAWK II, INC.
    8315 CENTURY PARK COURT, SUITE 200
    SAN DIEGO, CA 92123

8.  Lessee's Billing Address:

    TOMAHAWK II, INC.
    8315 CENTURY PARK COURT, SUITE 200
    SAN DIEGO, CA 92123

9. All of the provisions of the above-mentioned Master Equipment Lease are incorporated by reference herein as if set forth fully herein.

10. This Lease Schedule is conditional upon approval of Lessor, and is neither consummated nor binding on Lessor until accepted by an authorized officer of Lessor. Such acceptance will be rendered only after submission of all necessary information to the Lessor and an evaluation by the Lessor of the acceptability of the Lessee for the Lease Schedule herein described.

Signature of this Lease Schedule by the Lessor shall constitute acceptance and all aforementioned terms and conditions and shall be effective upon endorsement by the Lessor.

LESSEE                                  LESSOR
TOMAHAWK II, INC.                       BOSTON FINANCIAL & EQUITY CORPORATION


/s/ Michael H. Lorber                   /s/ Adolf F. Monosson
-------------------------------         -------------------------------------
(Signature)                             (Signature)

       Michael H. Lorber                         Adolf F. Monosson
-------------------------------         -------------------------------------
(Name)                                  (Name)

       VP-Finance & CFO                              President
-------------------------------         -------------------------------------
(Title)                                 (Title)
        7/1/97                                      July 7, 1997
-------------------------------         -------------------------------------
(Date)                                  (Date)

                                    EXHIBIT C

                   CERTIFICATE OF ACCEPTANCE AND SATISFACTION

                       BOSTON FINANCIAL & EQUITY CORPORATION
                                  P.O. Box 15071
                           Boston, Massachusetts 02215

The undersigned, the Lessee, hereby acknowledges receipt of the equipment itemized herein.

                                  SCHEDULE NO. 1

                                                                   Page 1 of 2

                                                         Serial       Delivery     Installation
Qty           Equipment Description                      Number         Date           Date
---           ---------------------                      ------       --------     ------------
DELTA TECHNOLOGY EQUIPMENT

HARDWARE:
(7)     IBM 7043-43P 166 MHz RISC System/6000           26-03543       2/15/97        2/15/97 (3)
        -  1MB L2 cache                                 26-03542
        -  128MB RAM
        -  2.1GB Hard Drive                             26-03536       2/31/97        2/31/97 (3)
        -  Internal CD ROM                              26-03537        3/5/97         3/5/97 (1)
        -  20" Color Monitor                            26-03541
        -  GXT800P 24 Bit Color with Z-Buffer
              1280 x 1024 graphics                      26-03550
        -  Keyboard                                     26-03860
        -  3 Button Mouse
        -  3.5" Disk Drive
        -  2003 Spaceball

SOFTWARE
(7)     CATIA 5626-ADD Advanced Part Design
              & Detailing Config.
        -  Object Manager                                              2/15/97        2/15/97 (3)
        -  Library
        -  Dynamic Sketcher                                            2/31/97        2/31/97 (3)
        -  3D Wireframe
        -  3D Parametric Variational Modeler                            3/5/97         3/5/97 (1)
        -  Exact Solids
        -  Feature-Based Design
        -  Drafting Product
        -  Draw-space (2D/3D) integration Product
        -  2D Wireframe & Annotation
                                                                                               NCB  NC5
                                                                                               ---  ---
        -  Surface Design                                              2/15/97        2/15/97  (1)  (1)
        -  Advanced Surface Design                                     2/31/97        2/31/97  (1)  (1)
(6)     CATIA 5626-NCB Mfg. Interface Product                           3/5/97         3/5/97  (1)  (1)
(4)     CATIA 5626-NC5 Multi Axis Milling Product                      5/27/97        5/27/97  (3)  (1)

(7)     5765-393 AIX V4.1.5 Operating System                           2/15/97        2/15/97  (3)
(7)     5696-907 PEX and PHIGS                                         2/31/97        2/31/97  (3)
(7)     5696-939 Open GL                                                3/5/97         3/5/97  ( )

User further acknowledges the following:

(A) That the Lessee selected the equipment and that neither the supplier from whom the Lessor purchased the equipment nor any salesman or other agent of the supplier is an agent or representative of the Lessor; and

                   CERTIFICATE OF ACCEPTANCE AND SATISFACTION

                      BOSTON FINANCIAL & EQUITY CORPORATION
                                 P.O. Box 15071
                           Boston, Massachusetts 02215

The undersigned, the Lessee, hereby acknowledges receipt of the equipment itemized herein.

                                 SCHEDULE NO. 1

                                                                     Page 2 of 2

(B) That, having examined the equipment, its parts and accessories, the Lessee is completely satisfied with its delivery and installation and that it meets all the tests of suitability, merchantability and fitness for the particular purpose for which it was leased; and Lessee hereby authorizes and requests Lessor to make payment for the Equipment to the supplier thereof; and

(C) That the Lessee understands and agrees that the Lessor makes no warranty expressed or implied as to any matter whatsoever concerning the condition of the equipment and that neither Lessor nor its assignees shall be liable to Lessee for any loss, damage, or expense of any kind or nature caused directly or indirectly by the equipment or the use or maintenance thereof, or the failure of operation thereof; Lessor will not be liable to Lessee for any consequential or incidental damages to Lessee; and

(D) That if the equipment is not properly installed, does not operate as represented by supplier, or is unsatisfactory for any reason, Lessee shall make claim on account thereof solely against supplier and shall nevertheless pay Lessor all rent payable under this lease; Lessee hereby waiving any and all rights, claims and set-offs against the Lessor that might have otherwise arisen under the purchase agreement.

(E) That the date hereunder is the actual date of Equipment Acceptance and Satisfaction.


The Lessee further acknowledges receiving a copy of this certificate for retention in Lessee's files.




                                       Lessee: TOMAHAWK II, INC.

                                       By: /s/ Michael H. Lorber
                                           ------------------------------------
                                       Title: VP Finance & CFO
                                              ---------------------------------
Date Accepted:  7/1/97                 Date Signed:     7/1/97
               ----------------                     ---------------------------

                                  Exhibit D

                              LEASE SCHEDULE NO. 2

    to Master Equipment Lease between BOSTON FINANCIAL & EQUITY CORPORATION, Lessor, and TOMAHAWK II, INC., Lessee (Lease No. 1286) dated as of July 7, 1997.


1. Description of Equipment: SOFTWARE

    QTY.      DESCRIPTION
    ----      -----------
    (2)       CATIA 5626 NC5 MULTI AXIS MILLING PRODUCT

              INCLUDES 1 YR MAINTENANCE AND 1 YR LICENSE CHARGE

2. Lease Term. This Lease Schedule shall be effective as of the date hereof, and unless terminated as provided herein, shall continue in full force and effect for a period of thirty-six (36) months from Commencement Date.

3. Payment of Rent. Lessee shall pay to Lessor as Monthly Rent for the above Equipment the sum of One Thousand Seven Hundred Thirteen Dollars ($1713) each month for the first twelve (12) months and One Hundred Eighty-Seven Dollars ($187) each month for the final twenty-four (24) months. Payment will be made in advance on or before the first day of each month of Lease Term, or any extensions thereof. Rental payments for Months One (1) and Thirty-Six (36) are due upon signing of this agreement with the Rental payment for the first month being applied to the month beginning with the Commencement Date.

If delivery of the Equipment takes place on other than the first day of a month, the rent for such partial first month shall be the amount obtained by multiplying the following: Fraction of Monthly Rent as set forth above times the number of days remaining in such partial first month: provided, however, that if less than all of the Equipment is delivered prior to the Commencement Date then Lessee shall pay rent to the Lessor for the period between such date of delivery and Commencement Date, which rent for each full month of such period shall be determined by multiplying by a fraction whose numerator shall be the cost of the Equipment so delivered and whose denominator shall be the total cost of all of the Equipment.

4. Extension of Lease. Lessee shall have the option to extend this Lease Schedule at the end of the present term for a twenty-four (24) month period at a monthly rental charge of Ninety-Four Dollars ($94) each month, and a subsequent option to extend this Lease Schedule for sixty (60) months at a monthly rental charge of Forty-Seven Dollars ($47) each month.

4a. Security Deposit. In addition to all other payments required of Lessee hereunder, upon execution of this Lease Schedule, Lessee will pay to Lessor the sum of Two Thousand Eight Hundred Eight Dollars ($2808) as a Security Deposit. Such deposit may be applied by Lessor in whole or partial satisfaction of any liability of Lessee hereunder which is not paid when due. Lessor agrees to return One Hundred Percent (100%) of the Security Deposit at the completion of Month twelve (12) provided that none of the Events of Default have occurred (whether or not the same is continuing).

5. Should Lessee wish to exercise the extension option under Section 4, Lessor must be notified in writing by Lessee, via certified mail, of Lessee's intention to exercise this option. Said notification must be received at least ninety (90) days prior to termination of this Lease Schedule. Should said notice not be delivered to Lessor, Lessee shall forfeit the option contained in Section 4 and all Equipment shall be delivered to the Lessor at the conclusion of the Lease Term. Should Lessee forfeit the option contained in Section 4 and all Equipment is not received by the Lessor at the conclusion of the Lease Term, Lessee shall, until such Equipment is so returned, pay to Lessor on account of damages a monthly amount equal to One Hundred Eighty-Seven Dollars ($187).

6. Termination of Lease. Should Lessee not wish to exercise the extension option under Section 4, Lessor must be notified in writing, via certified mail, of Lessee's intention to terminate this Lease Schedule. Said notification must be received at least ninety (90) days prior to the end of the term of this Lease Schedule. All Equipment shall be delivered to Lessor at the conclusion of the Lease Term pursuant to Section 3 of the Master Equipment Lease. Should said notice not be delivered to Lessor and all Equipment is not received at the conclusion of the Lease Term, Lessee shall, until such Equipment is so returned, pay to Lessor on account of damages a monthly amount equal to One Hundred Eighty-Seven Dollars ($187).

7.  Equipment Location (complete address):

    TOMAHAWK II, INC.
    Suite 200
    8315 Century Park Court
    San Diego, CA  92123

8.  Lessee's Billing Address:

    TOMAHAWK II, INC.
    Suite 200
    8315 Century Park Court
    San Diego, CA  92123

9. All of the provisions of the above-mentioned Master Equipment Lease are incorporated by reference herein as if set forth fully herein.

10. This Lease Schedule is conditional upon approval of Lessor, and is neither consummated nor binding on Lessor until accepted by an authorized officer of Lessor. Such acceptance will be rendered only after submission of all necessary information to the Lessor and an evaluation by the Lessor of the acceptability of the Lessee for the Lease Schedule herein described.


Signature of this Lease Schedule by the Lessor shall constitute acceptance and all aforementioned terms and conditions and shall be effective upon endorsement by the Lessor.





LESSEE                                  LESSOR
TOMAHAWK II, INC.                       BOSTON FINANCIAL & EQUITY CORPORATION

/s/ Michael H. Lorber                       /s/ Adolf F. Monosson
-----------------------------------     -------------------------------------
(Signature)                             (Signature)

        Michael H. Lorber                          Adolf F. Monosson
-----------------------------------     -------------------------------------
(Name)                                  (Name)

        VP Finance & CFO                          President
-----------------------------------     -------------------------------------
(Title)                                 (Title)

         9/24/97                                  10/3/97
-----------------------------------     -------------------------------------
(Date)                                  (Date)

                                    Exhibit E


                    PURCHASE AGREEMENT ASSIGNMENT AND CONSENT

THIS AGREEMENT dated as of June 19, 1997, is entered into by Boston Financial & Equity Corporation ("Lessor"), TomaHawk II, Inc. ("Lessee"), and Delta Technology ("Vendor"), in connection with the equipment lease ("Lease") between Lessor and Lessee dated June 17, 1997, for the Equipment identified on the attached Exhibit I.

                                    RECITALS

(A) Lessee desires to lease the equipment ("Equipment") described in the attached Exhibit I which was shipped under Lessee Purchase Order Nos. 196284, 196270 and 196293, collectively the ("Purchase Agreement") in the amount of Three Hundred Seventy-Six Thousand Five Hundred Seventy-Nine Dollars ($376,579) issued to Vendor and Lessor is willing to accept assignment of certain of Lessee's rights and interest under the Purchase Agreement.

(B) Lessor and Lessee wish Vendor, and Vendor is willing, to consent to such assignment, and all three parties wish to define their respective rights and obligations in connection with the sale of Equipment to Lessor pursuant thereto.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

(1) Lessee hereby assigns and sets over to Lessor all of Lessee's right and interest in and to the Equipment, and in and to the Purchase Agreement as the same relates to the Equipment, including without limitation in such assignment
(i) the right to purchase the Equipment pursuant to the Purchase Agreement and
(ii) all claims for damages in respect of the Equipment arising as a result of any default by Vendor under the Purchase Agreement, including without limitation all warranty and indemnity provisions contained therein and all claims arising thereunder. On and subject to the remaining provisions of this Agreement, Lessor hereby accepts, and Vendor hereby consents to, such assignment.

(2) The parties agree that except as otherwise expressly provided in the remainder of this Agreement, (a) Lessee shall at all times remain liable to Vendor to perform all of the duties and obligations of the purchaser under the Purchase Agreement to the same extent as if this Agreement had not been executed; (b) the execution of this Agreement shall not modify any contractual rights or obligations of Vendor under the Purchase Agreement, and Lessor shall have no greater rights against Vendor than would Lessee if this Agreement had not been executed; (c) the exercise by Lessor of any of the rights assigned hereunder shall not release Lessee from any of its duties or obligations to Vendor under the Purchase Agreement, and (d) Lessor shall not have any obligation or liability under the Purchase Agreement by reason of, or arising out of, this Agreement.

(3) Lessor agrees that upon timely satisfaction of all conditions precedent specified with respect to the Equipment in the Lease and/or in any commitment letter between Lessor and Lessee relating to the Equipment, Lessor will become unconditionally obligated to purchase and pay the price of the Equipment to Vendor, such price to be payable not later than 30 days following the date on which Lessor receives Certificate of Acceptance and Satisfaction from Lessee. Vendor agrees to submit an invoice acceptable to the Lessor for the Equipment. Vendor agrees, any provision of the Purchase Agreement to the contrary notwithstanding, that if Lessor shall become obligated to purchase the Equipment as provided above, and shall pay for the Equipment in full, Lessee shall be relieved of its payment obligations thereunder; otherwise, Lessee shall be obligated to purchase and pay for the Equipment to the same extent as if this Agreement had not been executed. Lessor will promptly notify Vendor when all such conditions precedent have been met.

(4) The parties agree, any provision of the Purchase Agreement to the contrary notwithstanding, that subject to satisfaction, at or prior to such time, of the conditions precedent referred to in Section 3 hereof to Lessor's obligation to purchase the Equipment, title to the Equipment shall pass to Lessor.

(5) Vendor agrees, any provision of the Purchase Agreement to the contrary notwithstanding, that it will not retain any security interest, lien or other encumbrance on the Equipment after the time at which title thereto shall pass to Lessor in accordance with Section 4 hereof and payment has been received by Vendor. Vendor shall execute such documents as Lessor may reasonably request evidencing the release of such security interest, lien or encumbrance.

(6) Vendor agrees, any term of the Purchase Agreement to the contrary notwithstanding, that if Lessor acquires title to the Equipment as provided above, Lessor and its successors and assigns shall be entitled to the full benefit of all warranties applicable to such Equipment which Lessee would be entitled to enforce if this Agreement had not been executed. Vendor agrees to extend full warranty period for the Equipment to the Lessor upon execution of this Agreement.

(7) Lessor agrees that so long as no default (or event which, with notice and the lapse of time or both, would constitute a default) under the Lease has occurred and is continuing, Lessee shall be and hereby is authorized on behalf of Lessor, but in the name of Lessee, to exercise all rights and powers of the purchaser under the Purchase Agreement with respect to the Equipment and to retain any recovery or benefit resulting from the enforcement of any warranty, indemnity or right to damages under the Purchase Agreement or otherwise existing against Vendor with respect to the Equipment. Vendor consents to such authorization. All parties hereto agree that upon written notice from Lessor to Lessee and Vendor at their respective addresses set forth below (or at such other address as either party may hereafter designate in writing) that a default by Lessee (or an event which, with notice or lapse of time or both, would constitute a default) under the Lease has occurred and is continuing, Lessee's authorization set forth in this section shall terminate, and Vendor's obligations under the Purchase Agreement (and all other rights against Vendor with respect to the Equipment) shall thereafter be enforceable only by Lessor.

(8) This Agreement and the Purchase Agreement together constitute the sole agreement of the parties concerning the purchase of the Equipment by Lessee or, if the conditions precedent referred to in Section 3 hereof are satisfied, by Lessor, and supersede all other prior and contemporaneous agreements, whether written or oral, with respect thereto.

(9) This Agreement and the terms and conditions contained herein is confidential and proprietary. Lessee and Vendor agree not to disclose the same to any other party without the prior written consent of Lessor.

This Agreement may be amended only by a written instrument executed by all parties.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth below their respective signatures.

VENDOR: DELTA TECHNOLOGY                 LESSEE: TOMAHAWK II, INC.

     By: /s/ [Illegible]                      By: /s/ Michael H. Lorber
         ---------------------------              ----------------------------
  Title: LLC MEMBER, SECRETARY             Title:      VP Finance & CFO
         ---------------------------              ----------------------------
Address: 373 Van Ness Ave, Suite 100     Address: 8315 Century Park Ct, #200
         Torrance, CA  90501                      San Diego, CA  92133
         ---------------------------              ----------------------------


                LESSOR BOSTON FINANCIAL & EQUITY CORPORATION

                     By:       /s/ [Illegible]
                          -----------------------------------
                  Title:            Exec VP
                          -----------------------------------
                  Date:              7/9/97
                          -----------------------------------

            Address: 20 Overland Street, Boston, Massachusetts 02215

           E X H I B I T   I   TO PURCHASE AGREEMENT ASSIGNMENT AND CONSENT

LESSEE:  TOMAHAWK II, INC.   LESSOR:   BOSTON FINANCIAL & EQUITY CORPORATION

DELTA TECHNOLOGY EQUIPMENT
--------------------------
HARDWARE:

Qty    Description                                         Unit       UNIT EXT
---    -----------                                         -------    --------
(7)    IBM 7043-43P 166MHz RISC System/6000                $21,032    $147,225
       - 1MB L2 cache
       - 128MB RAM
       - 2.1GB Hard Drive
       - Internal CD ROM
       - 20" Color Monitor
       - GXT800P 24 Bit Color with
           Z-Buffer 1280 x 1024 graphics
       - Keyboard
       - 3 Button Mouse
       - 3.5" Disk Drive
       - 2003 Spaceball

HARDWARE TOTAL includes 3 yrs Maintenance                 $147,225
                                                          --------
                                                          --------

SOFTWARE:

Qty    Description                                         PLC        ALC
---    -----------                                         ---        ---
(7)    CATIA 5626-ADD Advanced Part Design                 $138,600   $21,560
        & Detailing Config.
       -    Object Manager
       -    Library
       -    Dynamic Sketcher
       -    3D Wireframe
       -    3D Parametric Variational Modeler
       -    Exact Solids
       -    Feature-Based Design
       -    Drafting Product
       -    Draw-space(2D/3D) integration Product
       -    2D Wireframe & Annotation
       -    Surface Design
       -    Advanced Surface Design
(6)    CATIA 5626-NCB Mfg. Interface Product               $ 16,200   $ 2,520
(4)    CATIA 5626-NC5 Multi Axis Milling product           $ 32,400   $ 5,040

(7)    5765-393 AIX V4.1.5 Operating System                $  4,760
(7)    5696-907 PEX and PHIGS                              $  4,137
(7)    5696-939 Open GL                                    $  4,137
                                                           --------

SOFTWARE TOTAL includes 1 yr Maintenance on Software.      $229,354
                                                           --------
                                                           --------

Notes:  1.  New ALC charges of $29,120 will be billed direct to Tomahawk II
            12 Mo. from installation date.
        2. Above Hardware system comes with extended 2yr Maintenance to run 3yrs from date of installation.
        3. Above systems have been ordered and installed on Tomahawk's P.O. #196284, 196270, & 196293.

                                  Exhibit F


                [BOSTON FINANCIAL & EQUITY CORPORATION LETTERHEAD]




                              VIA:  FEDERAL EXPRESS
                              ---------------------

June 20, 1997


Mr. Michael Lorber
Chief Financial Officer
TOMAHAWK II, INC.
8315 Century Park Court, Suite 200
San Diego, CA 92123


                            RE: LEASE LINE AGREEMENT


Dear Mr. Lorber:

Boston Financial & Equity Corporation ("BF&EC") is pleased to make the following Lease Line Agreement ("Agreement") with TomaHawk II, Inc. ("TomaHawk") to provide equipment leasing to TomaHawk in the amount hereinafter specified and for the period ("Availability Period") and on the terms and conditions hereinafter specified:

1. During the Availability Period, we would propose to lease equipment to TomaHawk, which equipment, in the aggregate, would have a cost of not more than up to $230,000 for Software and up to $130,000 for Hardware. All costs relating to the installation, freight, training, insurance and any other cost related to the acquisition, installation or operation of the leased equipment would be paid directly by TomaHawk and would not be included as part of the Agreement.

2. The Availability Period commences on June 5, 1997 and expires on June 4, 1998. To the extent leases have not been executed and the purchase orders submitted by BF&EC to the supplier of the proposed leased equipment, and accepted by the supplier during the Availability Period, this Agreement will be of no further effect.

3. For each item of equipment leased during the Availability Period, the lease will have an initial term of thirty-six (36) months with a monthly rental factor of .0460 for Hardware and .0915 for Software for months one (1) through twelve (12); .0380 for Hardware and .0100 for Software for months thirteen (13) through twenty-four (24); and .0270 for Hardware and .0100 for Software for the final twelve (12) months. The actual monthly rental will be determined by multiplying the cost of the equipment by the applicable monthly rental factor, plus any monthly maintenance charges. Advance rental payments for Months One (1) and Thirty-Six (36) are due upon execution of each lease schedule.



                                                                  Continued ...

                   [BOSTON FINANCIAL & EQUITY CORPORATION LETTERHEAD]

Page Two


Mr. Michael Lorber
TOMAHAWK II, INC.
June 20, 1997



4. The proposed lease transaction is intended to be a true lease and TomaHawk will have no option of any kind to acquire title to the leased equipment. However, at the end of the initial term, TomaHawk will have the right, assuming no default and upon no less than ninety (90) days written notice, to extend the lease term for an additional twenty-four (24) months at a monthly rental factor of .0098 for Hardware and .0050 for Software per month, plus any monthly maintenance charges, and a subsequent right, assuming no default and upon no less than ninety (90) days written notice, to extend the lease term for an additional sixty (60) months at a monthly rental factor of .0054 for Hardware and .0025 for Software per month, plus any monthly maintenance charges.

5. All of TomaHawk's obligations under the lease are guaranteed, jointly and severally, by each of TomaHawk Corporation of Alberta, Canada and TomaHawk Imaging & Financial, Inc. of Alberta, Canada.

6. We reserve the right to require a security deposit equal in amount to Fifteen Percent (15%) of the aggregate equipment cost under each lease or lease schedule.

7. TomaHawk extends to BF&EC the right of first refusal on subsequent equipment needs.

8. The documentation to be utilized in connection with each lease transaction pursuant to this Agreement will be BF&EC's Standard Master Equipment Lease, with appropriate lease schedules, as well as a filing of appropriate financing statements to give public notice of the lease transaction, and the delivery by TomaHawk of such other instruments, documents and certificates as BF&EC or its counsel may require.

9. TomaHawk must furnish to BF&EC, on a regular basis, pursuant to the terms of the Master Equipment Lease, financial statements and at any time as Tomahawk's financial condition shall not be satisfactory to BF&EC, BF&EC may forthwith terminate this Agreement.

10. In all events, BF&EC reserves the right to reject TomaHawk's request to lease any particular item of equipment. BF&EC's obligation to lease the same to TomaHawk, assuming that BF&EC does not reject TomaHawk's request, is based upon the availability of the equipment at a price satisfactory to BF&EC.


                                                                  Continued ...

                [BOSTON FINANCIAL & EQUITY CORPORATION LETTERHEAD]


Page Three

Mr. Michael Lorber
TOMAHAWK II, INC.
June 20, 1997


11. This Agreement and the terms and conditions contained herein is confidential and proprietary. TomaHawk agrees not to disclose the same to any other party without the prior written consent of BF&EC.

12. This Agreement and the respective obligations herein shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13. As part of this Lease Line Agreement, TomaHawk Corporation will issue to BF&EC 115,000 shares of its Common Stock in accordance with the rules and regulations of the Alberta Stock Exchange, to be delivered at time of execution of this Lease Line Agreement in a form acceptible to BF&EC. -

14. TomaHawk agrees that it shall not transfer funds to its parent company, TomaHawk Imaging & Financial, Inc., or to TomaHawk Imaging & Financial, Inc.'s parent company, TomaHawk Corporation, other than those funds necessary to satisfy the requirements of the Alberta Stock Exchange, and reasonable legal and accounting and other corporate expenses.

If this Agreement is satisfactory to TomaHawk, please accept the same by signing and returning the enclosed counterpart with 115,000 shares of TomaHawk Corporation Common Stock issued to BF&EC. Unless such counterpart is accepted by TomaHawk and received by BF&EC with such Common Stock (allowing for reasonable delay for receipt by BF&EC of such Common Stock) on or before June 25, 1997, this Agreement shall be of no further force and effect. The non-refundable fee of $7,000 has already been received by BF&EC.

                       Sincerely,

                       BOSTON FINANCIAL & EQUITY CORPORATION


                       Ida Bratsis
                       Contract Manager

AGREED AND ACCEPTED:
TOMAHAWK II, INC.

/s/ Michael H. Lorber
--------------------------
(Signature)

Michael H. Lorber
--------------------------
(Name)

VP-Finance & CFO
--------------------------
(Title)

          7/1/97
--------------------------
(Date)